SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2005

ARAMARK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-16807	23-3086414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone, including area code: 215-238-3000

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 2.02. Results of Operations and Financial Condition.

The information contained in this Current Report, including exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On February 9, 2005, ARAMARK Corporation issued a press release announcing its financial results for the quarterly period ended December 31, 2004. A copy of the press release is attached hereto as exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: February 9, 2005	By:	/s/ L. FREDERICK SUTHERLAND
	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer

Index to Exhibits

Number	Description	Method of Filing
99.1	ARAMARK Corporation Press Release dated February 9, 2005.	Furnished herewith